UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2018

GUESS?, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-11893	95-3679695
(Commission File Number)	(IRS Employer Identification No.)

1444 S. Alameda Street, Los Angeles, California 90021
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (213) 765-3100

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 19, 2018, Guess?, Inc. (the "Company") held its annual meeting of shareholders (the "Annual Meeting"). As of May 4, 2018, the record date for the Annual Meeting (the “Record Date”), there was a total of 80,954,804 shares of common stock of the Company outstanding and eligible to vote. At the Annual Meeting, 76,477,677 shares were represented in person or by proxy and, therefore, a quorum was present.

At the Annual Meeting, the shareholders of the Company voted on the following matters:

•
The election of two directors to serve on the Company’s Board of Directors. Maurice Marciano and Gianluca Bolla were nominated to serve for three-year terms and until their successors are duly elected and qualified.

•	An advisory vote to approve the compensation of the Company’s named executive officers.

•	The ratification of the appointment of Ernst & Young LLP as the Company’s independent auditor for the fiscal year ending February 2, 2019.

•	A shareholder proposal regarding shareholder approval of future severance arrangements with senior executives.

The results of the voting were as follows:

1.	With respect to the election of two directors to serve on the Company’s Board of Directors as described above:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Maurice Marciano	67,416,641	5,965,967	3,095,069
Gianluca Bolla	65,937,332	7,445,276	3,095,069

Based on the votes set forth above, each of the director nominees was duly elected.

2.	With respect to the advisory vote to approve the compensation of the Company’s named executive officers:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
53,844,771	16,712,913	2,824,924	3,095,069

Based on the votes set forth above, the advisory vote on the compensation of the Company’s named executive officers was approved.

3. With respect to the ratification of the appointment of Ernst & Young LLP as the Company’s independent auditor for the fiscal year ending February 2, 2019:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
75,713,164	721,995	42,518	-

Based on the votes set forth above, the appointment of Ernst & Young LLP as the Company’s independent auditor for the fiscal year ending February 2, 2019 was duly ratified.

4.	With respect to the shareholder proposal regarding shareholder approval of future severance arrangements with senior executives:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
27,231,142	46,059,530	91,936	3,095,069

Based on the votes set forth above, the shareholder proposal regarding shareholder approval of future severance arrangements with senior executives was not approved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Guess?, Inc. has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: June 22, 2018	GUESS?, INC.

	By:	/s/ Sandeep Reddy
Sandeep Reddy Chief Financial Officer

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